Exhibit 99.1
For Immediate Release
Contact: Vickie Schray
vickie.schray@zovio.com
866 475 0317 x10003

Zovio Inc Reports Fourth Quarter and Full Year 2021 Results

CHANDLER, Ariz. (April 15, 2022) - Zovio Inc (NASDAQ:ZVO), an education technology services company, today announced the results for its fourth quarter and full year ended December 31, 2021.
Financial Results for the Three Months Ended December 31, 2021
Revenue and other revenue for the three months ended December 31, 2021 was $54.8 million, compared with revenue of $93.1 million for the three months ended December 31, 2020.
Operating loss for the three months ended December 31, 2021 was $23.7 million, compared with operating loss of $57.3 million for the three months ended December 31, 2020.
The Company recognized an income tax benefit of approximately $47 thousand for the three months ended December 31, 2021, compared with income tax benefit of $0.2 million for the three months ended December 31, 2020.
Net loss for the three months ended December 31, 2021 was $23.6 million, compared with net loss of $57.2 million for the three months ended December 31, 2020.
Diluted loss per share for the three months ended December 31, 2021 was $0.71, compared with diluted loss per share of $1.75 for the three months ended December 31, 2020.
Non-GAAP Financial Results for the Three Months Ended December 31, 2021
Non-GAAP operating loss for the three months ended December 31, 2021 was $7.8 million, compared with non-GAAP operating income of $0.9 million for the three months ended December 31, 2020. Non-GAAP operating loss for the three months ended December 31, 2021 excludes legal expense of $14.3 million, acquisition costs of $0.5 million, stock compensation of $0.2 million and other non-GAAP costs of $0.9 million. Non-GAAP operating income for the three months ended December 31, 2020 excludes restructuring and impairment charges of $1.4 million, separation transaction costs of $1.2 million, acquisition costs of $0.9 million, and loss on transaction of $54.8 million.
Non-GAAP net loss for the three months ended December 31, 2021 was $7.7 million, compared with non-GAAP net income of $0.9 million for the three months ended December 31, 2020. Non-GAAP net loss for the three months ended December 31, 2021 excludes legal expense of $14.3 million, acquisition costs of $0.5 million, stock compensation of $0.2 million, other non-GAAP costs of $0.9 million and the related tax effects. Non-GAAP net income for the three months ended December 31, 2020 excludes restructuring and impairment charges of $1.4 million, separation transaction costs of $1.2 million, acquisition costs of $0.9 million, loss on transaction of $54.8 million and the related tax effects.
Non-GAAP diluted loss per share for the three months ended December 31, 2021 was $0.23, compared with non-GAAP diluted income per share of $0.03 for the three months ended December 31, 2020.
Financial Results for the Year Ended December 31, 2021
Revenue and other revenue for the year ended December 31, 2021 was $263.0 million, compared with revenue of $397.1 million for the year ended December 31, 2020.
Operating loss for the year ended December 31, 2021 was $42.6 million, compared with operating loss of $61.9 million for the year ended December 31, 2020.

Exhibit 99.1
The Company recognized an income tax benefit of $0.1 million for the year ended December 31, 2021, compared with income tax benefit of $13.1 million for the year ended December 31, 2020.
Net loss for the year ended December 31, 2021 was $42.3 million, compared with net loss of $49.0 million for the year ended December 31, 2020.
Diluted loss per share for the year ended December 31, 2021 was $1.27, compared with diluted loss per share of $1.53 for the year ended December 31, 2020.
Non-GAAP Financial Results for the Year Ended December 31, 2021
Non-GAAP operating loss for the year ended December 31, 2021 was $15.7 million, compared with non-GAAP operating income of $8.8 million for the year ended December 31, 2020. Non-GAAP operating loss for the year ended December 31, 2021 excludes legal expense of $14.3 million, restructuring and impairment charges of $2.6 million, separation transaction costs of $1.1 million, acquisition costs of $2.4 million, stock compensation of $1.6 million, other non-GAAP costs of $1.4 million and severance costs of $3.5 million. Non-GAAP operating income for the year ended December 31, 2020 excludes restructuring and impairment charges of $4.8 million, separation transaction costs of $6.7 million, acquisition costs of $4.3 million and loss on transaction of $54.8 million.
Non-GAAP net loss for the year ended December 31, 2021 was $15.8 million, compared with non-GAAP net income of $8.6 million for the year ended December 31, 2020. Non-GAAP net loss for the year ended December 31, 2021 excludes legal expense of $14.3 million, restructuring and impairment charges of $2.6 million, separation transaction costs of $1.1 million, acquisition costs of $2.4 million, stock compensation of $1.6 million other non-GAAP costs of $1.4 million, severance costs of $3.5 million and the related tax effects. Non-GAAP net income for the year ended December 31, 2020 excludes restructuring and impairment charges of of $4.8 million, separation transaction costs of $6.7 million, acquisition costs of $4.3 million, loss on transaction of $54.8 million and the related tax effects.
Non-GAAP diluted loss per share for the year ended December 31, 2021 was $0.47, compared with non-GAAP diluted income per share of $0.27 for the year ended December 31, 2020.
Balance Sheet and Cash Flow
As of December 31, 2021, the Company had cash and cash equivalents of $28.3 million as compared to $35.5 million as of December 31, 2020.
The Company used $15.4 million of cash in operating activities during the year ended December 31, 2021, compared with $25.3 million of cash provided by operating activities during the year ended December 31, 2020.
On April 14, 2022, the Company entered into a credit facility as the borrower, with each of its wholly-owned subsidiaries as guarantors. The credit facility provides for, among other things, a term loan in the aggregate principal amount of $31.5 million. Subject to the terms of credit facility, the term loan bears interest at a rate per annum equal to LIBOR plus 9%.

About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP diluted income (loss) per share, EBITDA and Adjusted EBITDA. These non-GAAP measures exclude legal expense, restructuring and impairment charges, separation transaction costs, acquisition costs, non-GAAP stock compensation, loss on transaction, severance costs as well as certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company’s financial statements prepared in

Exhibit 99.1
accordance with GAAP, in developing operating budgets and evaluating the Company’s performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Earnings Conference Call and Webcast
Zovio Inc will host a conference call at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States is (888) 330-3204, and the dial-in number for other callers is (646) 960-0844. The access code for all callers is 8039474. A live broadcast of the call will also be available on the Company’s website at http://ir.zovio.com.
About Zovio Inc
Zovio Inc (NASDAQ: ZVO) is an education technology services company that partners with higher education institutions and employers to deliver innovative, personalized solutions to help learners and leaders achieve their aspirations. The Zovio network, which includes Fullstack Academy and TutorMe, leverages its core strengths and applies its technology and capabilities to priority market needs. Using advanced data and analytics, Zovio identifies the most meaningful ways to enhance the learner experience and deliver strong outcomes for higher education institutions, employers, and learners. Zovio's purpose is to help everyone be in a class of their own. For more information, visit www.zovio.com.

Forward-Looking Statements
This news release may contain forward-looking statements which are not statements of historical fact and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company’s outlook for the remainder of 2022 and beyond. These forward-looking statements are based on current information and expectations and are subject to various risks and uncertainties. The Company’s actual performance or results may differ materially from those expressed in or suggested by such statements due to various factors, including without limitation: our ability to successfully transition to being an education technology services company and the reliability of certain financial and accounting measures we utilize.
Additional information on factors that could cause actual plans implemented and actual results achieved to differ materially from those set forth in the forward-looking statements is included from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to be filed with the SEC on April 15, 2022, the Company’s quarterly reports on Form 10-Q and the Company’s current reports on Form 8-K which are available at www.zovio.com. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management’s good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, except to the extent required by applicable securities laws.

Exhibit 99.1

ZOVIO INC
Consolidated Statements of Income (Loss)
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
University Partners segment revenue	$45,675	$87,401	$232,793	$376,220
Zovio Growth segment revenue	9,087	5,742	30,240	20,901
Revenue and other revenue	54,762	93,143	263,033	397,121

Costs and expenses:
Technology and academic services	16,965	19,591	70,663	74,412
Counseling services and support	20,578	25,467	89,514	96,996
Marketing and communication	16,700	21,603	85,328	91,620
General and administrative	9,875	10,947	43,160	47,352
University-related expense	—	16,669	—	89,001
Legal expense	14,335	—	14,335	—
Restructuring and impairment charges	—	1,413	2,641	4,843
Loss on transaction	—	54,797	—	54,797
Total costs and expenses	78,453	150,487	305,641	459,021
Operating loss	(23,691)	(57,344)	(42,608)	(61,900)
Other income (loss), net	40	(58)	130	(120)
Loss before income taxes	(23,651)	(57,402)	(42,478)	(62,020)
Income tax expense (benefit)	(47)	(162)	(129)	(13,068)
Net loss	$(23,604)	$(57,240)	$(42,349)	$(48,952)
Loss per share:
Basic	$(0.71)	$(1.75)	$(1.27)	$(1.53)
Diluted	$(0.71)	$(1.75)	$(1.27)	$(1.53)
Weighted average number of common shares outstanding used in computing loss per share:
Basic	33,475	32,697	33,256	31,959
Diluted	33,475	32,697	33,256	31,959

Exhibit 99.1
ZOVIO INC
Consolidated Balance Sheets
(In thousands)

	As of December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$28,265	$35,462
Restricted cash	9,288	20,035
Investments	974	1,515
Accounts receivable, net	9,631	7,204
Prepaid expenses and other current assets	13,423	12,617
Total current assets	61,581	76,833
Property and equipment, net	26,382	30,575
Operating lease assets	28,881	20,114
Goodwill and intangibles, net	29,499	31,785
Other long-term assets	2,691	1,999
Total assets	$149,034	$161,306
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$74,769	$62,693
Deferred revenue and student deposits	14,939	8,090
Total current liabilities	89,708	70,783
Rent liability	34,205	24,125
Other long-term liabilities	5,115	7,181
Total liabilities	129,028	102,089
Total stockholders' equity	20,006	59,217
Total liabilities and stockholders' equity	$149,034	$161,306

Exhibit 99.1
ZOVIO INC
Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2021	2020
Cash flows from operating activities
Net loss	$(42,349)	$(48,952)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for bad debts	1,229	14,256
Depreciation and amortization	8,333	11,403
Deferred income taxes	—	119
Stock-based compensation	4,367	8,291
Noncash lease expense	8,240	10,644
Net loss (gain) on marketable securities	(212)	(111)
Loss on disposal or impairment	239	38
Loss on transaction	—	51,952
Changes in operating assets and liabilities:
Accounts receivable	(3,656)	(17,666)
Prepaid expenses and other current assets	(806)	10,339
Other long-term assets	(692)	(1,241)
Accounts payable and accrued liabilities	14,495	(4,978)
Deferred revenue and student deposits	6,849	1,706
Operating lease liabilities	(9,281)	(10,751)
Other liabilities	(2,189)	277
Net cash provided by (used in) operating activities	(15,433)	25,326
Cash flows from investing activities
Capital expenditures	(1,436)	(3,153)
Purchases of investments	(1,080)	(720)
Cash transferred in connection with disposition	—	(62,325)
Capitalized costs for intangible assets	(721)	(272)
Sales of investments	1,833	1,818
Net cash used in investing activities	(1,404)	(64,652)
Cash flows from financing activities
Proceeds from exercise of stock options	—	8
Proceeds from the issuance of stock under employee stock purchase plan	125	209
Borrowings from notes payable	—	2,682
Tax withholding on issuance of stock awards	(1,232)	(507)
Repurchase of common stock	—	(106)
Net cash provided by (used in) financing activities	(1,107)	2,286
Net decrease in cash, cash equivalents and restricted cash	(17,944)	(37,040)
Cash, cash equivalents and restricted cash at beginning of period	55,497	92,537
Cash, cash equivalents and restricted cash at end of period	$37,553	$55,497

Exhibit 99.1
ZOVIO INC
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(23,691)	$(57,344)	$(42,608)	$(61,900)
Legal expense	14,335	—	14,335	—
Restructuring and impairment expense	—	1,413	2,641	4,843
Separation transaction costs	—	1,157	1,114	6,731
Acquisition costs	513	874	2,371	4,298
Non-GAAP stock compensation	199	—	1,563	—
Other non-GAAP costs	893	—	1,390	—
Loss on transaction	—	54,797	—	54,797
Severance costs	—	—	3,481	—
Non-GAAP operating income (loss)	$(7,751)	$897	$(15,713)	$8,769

Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(23,604)	$(57,240)	$(42,349)	$(48,952)
Legal expense	14,335	—	14,335	—
Restructuring and impairment expense	—	1,413	2,641	4,843
Separation transaction costs	—	1,157	1,114	6,731
Acquisition costs	513	874	2,371	4,298
Non-GAAP stock compensation	199	—	1,563	—
Other non-GAAP costs	893	—	1,390	—
Loss on transaction	—	54,797	—	54,797
Severance costs	—	—	3,481	—
Income tax impacts, non-GAAP	(32)	(89)	(307)	(13,122)
Non-GAAP net income (loss)	$(7,696)	$912	$(15,761)	$8,595

Diluted Income (Loss) Per Share Reconciliation:
GAAP diluted income (loss) per share	$(0.71)	$(1.75)	$(1.27)	$(1.53)
Legal expense	0.43	—	0.43	—
Restructuring and impairment expense	—	0.04	0.08	0.15
Separation transaction costs	—	0.04	0.03	0.21
Acquisition costs	0.01	0.03	0.07	0.13
Non-GAAP stock compensation	0.01	—	0.05	—
Other non-GAAP costs	0.03	—	0.05	0.01
Loss on transaction	—	1.68	—	1.71
Severance costs	—	—	0.10	—
Income tax impacts, non-GAAP	0.00	(0.01)	(0.01)	(0.41)
Non-GAAP diluted income (loss) per share	$(0.23)	$0.03	$(0.47)	$0.27

Exhibit 99.1
ZOVIO INC
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
EBITDA and Adjusted EBITDA Reconciliation:
GAAP net income (loss)	$(23,604)	$(57,240)	$(42,349)	$(48,952)
Other expense (income), net	(40)	58	(130)	120
Income tax expense (benefit)	(47)	(162)	(129)	(13,068)
Depreciation and amortization	2,035	2,655	8,333	11,403
EBITDA	(21,656)	(54,689)	(34,275)	(50,497)
Legal expense	14,335	—	14,335	—
Restructuring and impairment charges	—	1,413	2,641	4,843
Separation transaction costs	—	1,157	1,114	6,731
Acquisition costs	—	42	—	971
Non-GAAP stock compensation	199	—	1,563	—
Other non-GAAP costs	893	—	1,390	—
Loss on transaction	—	54,797	—	54,797
Severance costs	—	—	3,481	—
Adjusted EBITDA	$(6,229)	$2,720	$(9,751)	$16,845